As filed with the Securities and Exchange Commission on April 30, 2024

Registration Nos.  333-239739

811-04328

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No. 4    ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 53 ☒

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P.O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2024 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Insured Series Policy A Level Premium Variable Life Insurance Policy

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Level Premium Variable Life Insurance Separate Account B.

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the “Policy”) formerly offered by Nassau Life Insurance Company (“NNY,” “We,” “Us” or “Our”) through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or “Separate Account”). We also call the Policy Our “Insured Series Policy” or “ISP.” New Policies are not currently being offered for sale. Existing Policyowners (“You”) may continue to make additional payments under their respective Policies.

Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under The Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds”.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2024.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Fee Tables
Transaction Charges

You may be charged for transactions. Specifically:

•   A premium charge is deducted from each premium payment.

•   A Premium Tax Charge is deducted from each premium payment.

•   A First Year Charge may be deducted upon payment of first year premium.

•   An Annual Administrative Charge is deducted from each premium payment.

•   A Risk Charge is deducted from each premium payment.

•   There is an increase to Your required premiums if You elect to pay premiums on other than an annual basis.

•   An additional charge is deducted from each premium payment if You own an optional insurance rider.

Fee Tables; Charges and Expenses
Ongoing Fees and Expenses (annual charges)

In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, mortality and expense risk charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table

Fee Tables; Charges and Expenses; Appendix A: Funds Available Under the Policy

	Annual Fee	MIN.	MAX.
	Investment options (Underlying Fund fees and expenses)*	0.21%	1.15%
* As a percentage of fund assets. The fees of the funds are as of 12/31/23, and such fees can vary over time

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RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   Partial surrenders are only allowed on Policy Anniversaries.

•   A partial surrender may reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund has its own unique risks.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; Appendix A: Funds Available Under the Policy.
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Nassau Life Insurance Company

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RISKS		LOCATION IN PROSPECTUS
Contract Lapse	Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse, or end. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid.	Default and Options on Default Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of two transfers between two or more Subaccounts in any Policy Year.

•   You may allocate Cash Value to no more than five of the Subaccounts at any time.

•   Your allocation to any one Subaccount may not be less than 10% of the Cash Value.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Subaccounts; Allocation of Net Premiums to the Investment Options
Optional Benefits	We offer several optional riders under the Policy. The insurance features added by these riders include waiver of premium in the event of total disability, payment of an additional death benefit in the event of accidental death, and additional fixed term life insurance for a 12-year period.	Optional Insurance Riders

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TAXES	LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Federal Tax Information
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy

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CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that provides life insurance protection on the named insured person (the “Insured), and pays death benefit proceeds when the Insured dies while the Policy is in effect. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders on each Policy Anniversary and/or fully surrender the Policy at any time while the Insured is living, the Policy should not be viewed as a highly liquid investment. Failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the Subaccounts within the Separate Account.

Premiums

Premiums under the Policy are level, meaning that they are due on a regular basis and do not vary in amount. The premium amount is based upon the guaranteed minimum death benefit (or “Face Amount”), the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.

Your Policy will not lapse so long as You pay Your premiums and Your loan balance is less than the unloaded value of your Policy (the “Cash Value”)..

Death Benefits

The Policy is, first and foremost, a life insurance policy and is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.

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Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. We guarantee that the death benefit on Your Policy will never be less than the Policy’s Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary (see “The Variable Insurance Amount”).

Investment Options

You may allocate Your net premiums among any of the eleven (11) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your Cash Value and the Variable Insurance Amount will fluctuate based on the performance of the Funds You select.

Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing Cash Value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.

Additional information about each Fund offered within the Separate Account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Cash Value during the first three Policy years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Optional Insurance Riders

Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply.

The following optional riders may have been available to You when You purchased Your policy:

•	Accidental Death Benefit

•	12-year Level Term

•	Waiver of premium

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FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (Load)	Upon premium payment	Year 1 Years 2 to 4 Years 5 to 12	30% of premium 10% of premium 6% of premium
Premium Tax Charge	Upon premium payment	2% of premium
Maximum Deferred Sales Charge (Load)	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year premium	$5 per $1,000 of the guaranteed minimum death benefit
Annual Administrative Charge	Upon premium payment	$30 standard class $45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment Premium(2)	Upon premium payment	Annual: 0% increase in premium Semi-annual: 2% increase in premium Quarterly: 4% increase in premium Monthly: 5.96% increase in premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death	Upon premium payment	Minimum: $1.75 Maximum: $2.63 Repesentative Case(4): $1.75
12 Year Level Term without Premium Waiver	Upon premium payment	Minimum: $0.68 Maximum: $16.39 Representative Case(4): $1.02
12 Year Level Term with Premium Waiver	Upon premium payment	Minimum: $0.83 Maximum: $12.70 Representative Case (4): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04 Maximum: $6.00 Representative Case(4): $0.09

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(1)

The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2)	This charge is added to the base premium then deducted.
(3)

The additional charge (in the form of additional required premium) is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification. Your policy’s specifications page will indicate the charges applicable to Your policy. You may obtain more information by contacting Your registered representative.

(4)	The representative case is based on Our representative Insured ( male, age 25 at the time the Policy is issued, and is in Our standard underwriting class).

The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Underlying Fund Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance(1)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the net amount at risk (NAR) Maximum: $14.38 per $1,000 on the NAR Representative Case(2) with $51,908 guaranteed minimum death benefit: $1.75 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of Your Subaccount asset value
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy loan	2% of the outstanding loan(3)

(1)

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to Your policy. More detailed information concerning Your cost of insurance is available upon request

(2)	The representative case is based on Our representative Insured (male, age 25 at the time the Policy is issued, and is in Our standard underwriting class).
(3)

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Underlying Fund Expenses

	Minimum	Maximum
(Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)	0.21%	1.15%

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(1)	Fund expenses are as of 12/31/23, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Constraints on Access to Your Cash Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. You may only make a partial surrender on a Policy Anniversary and only if You have no outstanding Policy loans. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there may be a decrease the Policy Cash Value, the guaranteed minimum death benefit (i.e., the Face Amount), the Variable Insurance Amount, and the death benefit. The reduction would be in the same proportion as the partial surrender is to the Cash Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, fees and charges, loans (and associated loan interest), failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse.

Transfer Risk

Transfers among the Subaccounts are limited to no more than two per year. Because of this restriction on transfers, You should realize that Policy value You have allocated to the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to pay the death benefit and the guarantees under any of the optional Policy riders. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

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Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Tax Information later in this prospectus.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

NASSAU LIFE, THE SEPARATE ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). As previously disclosed, NNY entered into an agreement with FLIAC whereby NNY would purchase FLIAC.

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FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B

We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy Cash Value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy Cash Value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

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The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company registered with the SEC under the 1940 Act. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000017. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE POLICY

HOW THE POLICY WORKS

The Policy is described as “variable” because the amount of Your death benefit, Cash Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy’s Cash Value, which could decline to zero. However, the death benefit will never be less than the guaranteed minimum death benefit (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer eleven (11) Subaccounts, from which You may select.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Cash Value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured’s insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS

The Policy premiums are “level” because You pay the same amount each year for 12 years. We cannot increase the amount of Your premiums or extend the premium payment period. If You change Your premium payment

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schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

The Amount of Your Premiums

The premium You pay is determined by the amount of guaranteed minimum death benefit, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis (see “Charges and Expenses”). We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments

You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.

If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Automatic Premium Loans to Pay Premiums

You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see “Policy Loans”). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see “Charges And Expenses”) to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated

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according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy’s issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed minimum death benefit of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts

Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing Us with written notice of Your request or by calling (800) 832-7783. You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

•	You allocate the Cash Value to no more than five of the Subaccounts, and

•	the allocation to any one Subaccount is not less than 10% of the Cash Value.

You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

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What Are Our Policies on Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.

We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail.

As described in the Fund prospectuses, the Funds have policies and procedures to detect and prevent frequent trading and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. The standard death benefit is the sum of the guaranteed minimum death benefit plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We will also increase the death benefit to reflect any premium You have paid that applies to a period of time after the Insured’s death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured’s death and (3) partial surrenders. If You own an optional insurance rider under the Policy, an additional amount may be payable with the standard death benefit. See “Optional Insurance Riders.”

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Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2.5%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Face Amount – the Guaranteed Minimum Death Benefit

We guarantee that the death benefit on Your Policy will never be less than the Policy’s Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount

The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.

We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call the “assumed interest rate.” The actual net investment return rate reflects the gross return on the underlying investments of Your Subaccounts less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return rate is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return rate is greater than the assumed interest rate and decreases if the actual net investment return rate is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which Your variable insurance amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by the 4% Assumed Interest Rate to the end of the Policy Year).

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Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.

Other Benefits Available Under the Policy

In addition to the standard death benefit associated with Your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Policy loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•   We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and Cash Value.

•   Amounts taken as a Policy loan:

(a)  do not participate in the performance of the variable investment options;

(b)  may reduce the Policy value, cash surrender value and death benefit;

(c)  may increase the risk of lapse; and

(d)  may have tax consequences.

Accidental Death Benefit Rider (no longer offered)	Pays additional death benefit if insured dies from accidental bodily injury	Optional

•   Rider can be elected only on the Policy issue date.

•   Issue age must be 60 or Younger.

•   The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage from all other insurance companies.

•   Death must occur before Policy anniversary when the Policy Insured attains age 70.

Waiver of Premium Rider (no longer offered)	Waives Policy premium if insured is totally disabled	Optional

•   Rider can be elected only on the Policy issue date.

•   Issue age must be between 15 and 55.

•   Disability must commence before Policy anniversary when the Policy Insured attains age 60.

•   Does not guarantee that the Policy will not lapse

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
12 Year Level Term Insurance Rider (no longer offered)	Allows You to purchase additional term insurance protection	Optional

•   Rider can be elected only on the Policy issue date.

•   Not available to non-standard underwriting class.

•   Issue age must be between 18 and 58.

•   Conversion rights expire on the Policy Anniversary when the Policy Insured attains age 65.

CASH VALUE

Determining Your Cash Value

There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.

Deduction of Cost of Insurance Protection from Cash Value

Your Cash Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners’ 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners’ Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners’ 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy’s guaranteed minimum death benefit, plus the variable insurance amount, minus the Cash Value) and the person’s sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person’s age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.

Policy Surrenders - You may fully surrender the Policy for its Surrender Value (Cash Value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the Cash Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed minimum death benefit, variable insurance amount, death benefit, and Cash Value for the Policy will each be reduced in the same proportion as the partial surrender relates

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to the Surrender Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Cash Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Cash Value of the original Policy.

We will usually pay the Surrender Value within seven days. However, We may delay payment:

(1)	if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear), or

(2)	during any period:

•	the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,

•	trading on the NYSE, as determined by the SEC, is restricted,

•

an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	the SEC may by order permit for the protection of security holders.

If, during any period identified in (2) above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender. The interest rate paid will be at least 3%.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See “FEDERAL TAX INFORMATION.” We may deduct withholding taxes from the Surrender Value.

Policy Loans - You may borrow up to 75% of the Cash Value during the first three Policy years, or 90% of the Cash Value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take out a loan, We transfer a portion of the Cash Value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the Cash Value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular Cash Value calculations that We have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the Cash Value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

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We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee’s last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS

You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2.5% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2.5% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2.5% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

OPTIONAL INSURANCE RIDERS

Please note the optional insurance riders are no longer available for election.

The following optional insurance provisions may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.

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Accidental Death Benefit

You may have elected to obtain an accidental death benefit rider if the Policy Insured’s issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured’s accidental death benefit coverage in all other insurance companies.

For example, if the Insured dies from accidental bodily injury when the Insured is age 69 and does not have accidental death benefit coverage from any other insurance company, then the additional death benefit of the Face Amount, but no more than $200,000, would be paid. However, if the insured had accidental death benefit coverage of $50,000 from another insurance company, then the additional death benefit of the Face Amount, but no more than $150,000, would be paid.

12 Year Level Term Rider

You may have elected to obtain a 12 year level term insurance rider where the Policy Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is not available to the non-standard underwriting class. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Policy Insured reaches age 65.

For example, if the Policy Insured purchases a 12 year level term insurance for an amount equal to two times the Policy Face Amount, if the Policy Insured dies during the first 12 Policy Years, the Beneficiary will be paid two times the Policy Face Amount in addition to the death benefit provided by the Policy.

Waiver of Premium

You may have chosen to obtain a waiver of premium rider where the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60. The waiver of premium rider does not guarantee that Your Policy will not lapse. If Your loan balance exceeds the Cash Value, Your Policy may lapse.

For example, if the Policy Insured becomes totally disabled at age 45, all premiums will be waived so long as the total disability continues. If the Policy Insured is no longer disabled, premium payments must resume.

OTHER PROVISIONS

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no

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responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured’s lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine

You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the “right to examine” period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default and Options on Default

A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the Cash Value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

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For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908 for 25 years	$55,994 for 29 years

Exchange Privilege

The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. The exchange privilege is available:

•	within the first 18 months after the Policy’s issue date, if You have duly paid all premiums, or

•	if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.

In some cases, We may adjust the Cash Value on exchange. The adjustment equals the Policy’s Surrender Value minus the new policy’s tabular Cash Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period

With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability

Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment (1) if a recent payment by check has

23

not yet cleared the bank, or (2) during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends

The Policies do not provide for dividend payments. Therefore, they are “non-participating” in the earnings of NNY.

Policy Years and Anniversaries

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement

You may request reinstatement of a Policy that You did not surrender for its Cash Value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)

all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the Insured commits suicide within two years from the Policy’s date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the regularly scheduled close (“close of business”) of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions

Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them at Our Administrative Office in Good Order (i.e., in form and substance

24

acceptable to Us), if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.

Transaction Fees

We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.

Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

Years	Maximum Percentages
1	30%
2-4	10%
5 and later	6%

Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed minimum death benefit for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium.

When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions

25

about Your premiums to provide the guaranteed minimum death benefit of Your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%

Optional Insurance Rider Premiums.

If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your Policy for optional riders will be indicated in Your Policy.

Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:

Optional Rider	Premium per $1,000 face amount of Rider
Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See “Deduction of Cost of Insurance Protection from Cash Value”).

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:

•	minimum: $0.68 per $1,000;

•	maximum: $14.38 per $1,000;

•	standard case with $51,908 guaranteed minimum death benefit: $1.75 per $1,000.

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Mortality and Expense Risks Charge

We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.

The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

Annual fund expenses for all Funds are more fully described in the Fund prospectuses.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in distributing variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

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1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. We pay commissions of 2.00% on premiums paid under the Policy. No other compensation is paid to Cetera with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of a “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”).Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy

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to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

•

the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the “inside build-up”) will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

•	transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the “seven-pay” test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see “Cash Value”). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

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Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in

30

accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because the Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

•	shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

•	shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held by Policyholders in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any

31

Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

NASSAU LIFE (NNY) – LEGAL PROCEEDINGS

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation: The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and

32

violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification. FLIAC filed its opening brief on February 6, 2024, and Plaintiff currently has a May 6, 2024 deadline to file her opening brief. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April  3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports that contain financial information about the

Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000017. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek high current income.	Macquarie VIP Fund for Income Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.75%*	13.27%	5.16%	3.94%
To seek long-term growth of capital and current income.	Macquarie VIP Growth and Income Series - Delaware Management Company Macquarie Investment Management Global Limited	0.72%*	12.11%	12.14%	8.00%
To seek long-term capital growth.	Macquarie VIP International Core Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.86%*	13.58%	6.08%	4.76%
To seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.63%*	7.57%	2.22%	2.37%
To seek current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series - Delaware Management Company	0.53%*	5.29%	1.60%	0.68%

A-1

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
	Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited
To seek long-term capital growth.	Macquarie VIP Opportunity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	16.30%	12.25%	7.37%
To seek long-term growth of capital.	Macquarie VIP Growth Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.77%	38.40%	17.90%	13.50%
To seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.85%*	12.63%	7.06%	4.90%
To seek capital appreciation.	Macquarie VIP Small Cap Value Series - Delaware Management Company Macquarie Investment Management Global Limited	0.78%	9.45%	10.21%	7.06%
Seeks to maximize current income to the extent consistent with preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) - Goldman Sachs Asset Management, L.P.	0.19%*	5.05%	1.82%	1.19%

*	This Fund’s annual expenses reflect temporary fee reductions.

A-2

To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221948

FIRST INVESTORS LIFE LEVEL PREMIUM

VARIABLE LIFE INSURANCE SEPARATE

ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE

POLICIES OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information May 1, 2024

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783

(9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting our website at www.nfg.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2024, ISP Choice- with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP10 Express and ISPC-WL), with a prospectus dated May 1, 2024, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2024.

Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

1

1

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of NNY, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street Suite 1600, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2021, 2022, and 2023, 1851 received underwriting commissions of $445,739, $423,540, and $363,817 respectively, in connection with the ISP Choice Policies and $0, $0, and $0, respectively, in connection with the Insured Series Policy.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

1

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2021	$51,197.44

2022	$93,914.34

2023	$99,463.14

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. NNY mails the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. NNY will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated. The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

2

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes deducted by us.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Level Premium Variable Life Insurance Separate Account B as of December 31, 2023 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

3

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

Nassau Life Insurance Company and Delaware Life Insurance Company of New York merged effective July 1, 2023 with Nassau Life Insurance Company as the survivor. As discussed in Note 1, Note 3, and Note 19 to the financial statements, accounting practices prescribed or permitted by the New York State Department of Financial Services require that the financial statements of Nassau Life Insurance Company be revised to reflect the merger as of the beginning of the prior period. Our opinions on the financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of Investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022 [1]
Assets:
Bonds	$6,993,422	$7,545,870
Contract loans	2,496,443	2,482,361
Real estate, at depreciated cost	27,446	27,148
Preferred stock	49,028	50,783
Common stock	143,650	27,213
Mortgage loans	517,608	535,875
Cash, cash equivalents and short-term investments	162,242	148,609
Derivatives	3,547	—
Other invested assets	445,747	447,577
Receivables for securities	5,820	3,163
Derivative collateral	63,468	70,474
Total cash and invested assets	10,908,421	11,339,073
Deferred and uncollected premiums	59,164	59,163
Due and accrued investment income	172,735	175,111
Current federal and foreign income tax	11,007	—
Reinsurance recoverables	6,291	11,029
Deferred tax asset	41,533	66,291
Receivables from affiliates	10,503	18,463
Other assets	7,743	10,274
Separate account assets	3,033,301	2,926,015
Total assets	$14,250,698	$14,605,419

Liabilities:
Reserves for future policy benefits	9,364,960	9,804,086
Policyholders’ funds	605,799	411,844
Dividends to policyholders	107,165	112,411
Policy benefits in course of settlement	198,925	116,175
Amounts payable on reinsurance	11,778	34,171
Accrued expenses and general liabilities	161,842	84,700
Current federal and foreign income tax	—	16,792
Reinsurance funds withheld liability	328,562	357,459
Interest maintenance reserve (“IMR”)	68,250	97,902
Transfers to (from) separate account due and accrued	(65,380)	(30,847)
Asset valuation reserve (“AVR”)	117,069	126,354
Purchase price payable and merger adjustments	—	178,922
Separate account liabilities	3,033,301	2,926,015
Total liabilities	13,932,271	14,235,984

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	634,333	614,333
Surplus notes	126,418	126,392
Special surplus funds	2,500	2,500
Unassigned surplus	(454,824)	(383,790)
Total surplus	318,427	369,435
Total liabilities, capital and surplus	$14,250,698	$14,605,419
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Income:
Premium and annuity considerations	$343,202	$305,818	$309,570
Net investment income and amortization of IMR	578,124	621,969	718,275
Commissions and expense allowances on reinsurance ceded	14,037	14,710	14,432
Reserve adjustments on reinsurance ceded	(223,767)	(238,878)	(209,653)
Fees associated with separate account and other miscellaneous income	98,416	107,029	123,076
Total income	810,012	810,648	955,700

Current and future benefits:
Death benefits	566,114	464,636	470,510
Disability and health benefits	3,126	2,457	2,686
Annuity benefits and matured endowments	70,219	72,568	65,660
Surrender benefits	632,220	503,057	524,203
Interest on policy or contract funds	22,851	12,331	10,141
Settlement option payments	22,254	22,669	16,586
Net transfers to (from) separate accounts, net of reinsurance	(267,135)	(178,166)	(298,598)
Change in reserves for future policy benefits and policyholders’ funds	(439,129)	(329,194)	(217,516)
Total current and future benefits	610,520	570,358	573,672

Operating expenses:
Direct commissions	8,528	6,962	8,689
Commissions and expense allowances on reinsurance assumed	5,998	5,167	5,366
Premium, payroll and miscellaneous taxes	6,088	9,440	7,644
Other operating expenses	93,395	95,906	129,696
Total operating expenses	114,009	117,475	151,395
Net gain (loss) from operations before dividends and federal income taxes	85,483	122,815	230,633
Dividends to policyholders	69,339	78,002	57,291
Net gain from operations after dividends and before federal income taxes	16,144	44,813	173,342
Federal and foreign income tax expense (benefit)	(16,814)	6,143	28,581
Net gain from operations before realized capital gains (losses)	32,958	38,670	144,761
Realized capital gains (losses), net of income taxes and IMR	(40,550)	13,343	(3,380)
Net income (loss)	(7,592)	52,013	141,381

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,145)	(58,141)	4,184
Change in deferred income taxes	737	1,101	(9,241)
Change in non-admitted assets	(27,743)	(22,579)	15,042
Change in asset valuation reserve	9,286	37,108	(12,381)
Change in surplus notes	26	26	26
Dividends to stockholder	—	(274,026)	(78,232)
Capital and paid-in surplus	20,000	—	—
Other surplus changes, net	(27,490)	(7,570)	13,968
Merger adjustments	(10,087)	283,650	(12,233)
Net increase (decrease) in capital and surplus	(51,008)	11,582	62,514
Capital and surplus, beginning of year	369,435	357,853	295,339
Capital and surplus, end of year	$318,427	$369,435	$357,853
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Cash provided by (used for) operations:
Premiums	$405,807	$372,950	$376,015
Investment and other income	811,315	849,743	990,688
Claims and benefits	(1,668,638)	(1,580,595)	(1,477,741)
Dividends paid	(110,858)	(90,841)	(100,329)
Commissions and other expenses	(106,755)	(106,853)	(136,438)
Net transfers from separate accounts	232,602	232,885	288,286
Federal income taxes recovered (paid)	(17,812)	(16,327)	(21,062)
Net cash provided by (used for) operations	(454,339)	(339,038)	(80,581)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	850,727	1,118,031	1,544,755
Proceeds from sales, maturities and repayments of stocks	2,426	16,489	77,692
Proceeds from sales, maturities and repayments of mortgage loans	39,311	123,722	46,607
Proceeds from sales, maturities and repayments of other invested assets	48,048	301,759	39,793
Proceeds from sales, maturities and repayments of other investments	—	—	1,831
Cost of bonds acquired	(343,941)	(632,663)	(1,366,825)
Cost of stocks acquired	(303,285)	(4,117)	(21,458)
Cost of mortgage loans acquired	(22,514)	(55,370)	(105,812)
Cost of other invested assets acquired	(53,803)	(169,566)	(107,755)
Cost of other investments acquired	(9,544)	(74,539)	(12,778)
Net decrease (increase) in contract loans	(14,161)	20,317	(23,665)
Net cash provided by (used for) investments	193,264	644,063	72,385

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	20,000	—	—
Net deposits (withdrawals) of deposit-type contracts	193,955	(13,309)	(50,429)
Dividends to stockholder	—	(274,026)	(78,232)
Other cash provided (applied)	60,753	11,689	(23,795)
Net cash provided by (used for) financing and miscellaneous uses	274,708	(275,646)	(152,456)
Net increase (decrease) in cash and short-term investments	13,633	29,379	(160,652)
Cash and short-term investments, beginning of year	148,609	119,230	279,882
Cash and short-term investments, end of year	$162,242	$148,609	$119,230
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2023, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has an investment in subsidiary, Nassau Life Insurance Company ABS A-I LLC (“ABS A” or “NNY A-1”), an investment SPV, that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(2.6) million, $0 and $0 as of December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $173.7 million and $176.9 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $1.0 million and $1.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $172.7 million and $175.1 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $110.1 million and $82.4 million, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $(27.7) million, $(22.6) million and $15.0 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $30.8 million in 2024.

During 2023, 2022 and 2021, the Company paid cash dividends of $0, $274.0 million and $78.2 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.5 million, $4.3 million and $9.1 million for 2023, 2022 and 2021, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.8 million, $0.9 million and $0.9 million for 2023, 2022 and 2021, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2023, 2022 and 2021, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $61.0 million, $(44.4) million and $29.5 million as of December 31, 2023, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$0, $24.2 million and $54.2 million of non-cash investment exchanges as of December 31, 2023, 2022 and 2021, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022 and 2021. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement. All 2023 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$241,993	$2	$(74,238)	$167,757
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	34,023	151	(2,703)	31,471
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	434,440	762	(50,898)	384,304
Industrial and miscellaneous (unaffiliated)	4,870,550	18,452	(610,516)	4,278,486
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	170,313	51	(18,121)	152,243
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936
Total bonds	$7,545,870	$23,883	$(979,985)	$6,589,768

Preferred stock	$50,783	$479	$(2,550)	$48,712
Common stock	$27,213	$—	$—	$27,213

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parent, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

The Company reported $6.5 million and $10.6 million of gross unrealized gains and $(9.4) million and $(0.1) million of gross unrealized losses related to common stock for the periods ended December 31, 2023 and 2022, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$80,084	$(10,009)	$87,540	$(64,229)	$167,624	$(74,238)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	24,533	(2,703)	—	—	24,533	(2,703)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	307,480	(36,649)	34,218	(14,249)	341,698	(50,898)
Industrial and miscellaneous (unaffiliated)	3,487,828	(504,289)	328,394	(106,227)	3,816,222	(610,516)
Parents, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	109,364	(12,135)	36,325	(5,986)	145,689	(18,121)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)
Total bonds	$5,077,889	$(690,344)	$828,150	$(289,641)	$5,906,039	$(979,985)
Number of positions at unrealized loss		2,309		483		2,792

For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.1 million with unrealized losses of $0.1 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2022, there are 37 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.9 million. Securities in an unrealized loss position for over 12 months consisted of 483 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$137,767	$130,498
Due after one year through five years	1,559,174	1,432,622
Due after five years through ten years	1,288,754	1,216,474
Due after ten years	4,007,727	3,472,922
Total	$6,993,422	$6,252,516

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.7 million and $32.3 million as of December 31, 2023 and 2022, respectively. OTTIs were $18.4 million, $13.0 million and $27.8 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2023, 2022 and 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2023	2022

Real estate	$27,446	$27,148
Total real estate	$27,446	$27,148

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $517.6 million and $535.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1.8 million and 1.7 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022
	(in millions)

Industrial	$64.7	$60.1
Multifamily	102.2	107.6
Office	94.3	96.5
Retail	130.0	133.5
Self-storage	50.3	49.7
Warehouse	45.4	46.0
Other	32.5	44.2
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022
	(in millions)

East North Central	$64.6	$76.6
Middle Atlantic	15.0	17.5
Mountain	82.9	83.8
New England	15.2	15.4
Pacific	124.9	133.1
South Atlantic	115.9	118.4
West North Central	51.4	52.4
West South Central	49.5	40.4
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.3	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	20.1	12.5	—	158.6
60% - 70%	33.3	6.5	21.9	13.4	14.5	10.4	100.0
70% - 80%	—	—	39.5	—	5.9	10.8	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1
Total	$227.6	$67.5	$137.2	$38.4	$41.2	$24.0	$535.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $405.0 million CM1 loans, $114.4 million CM2 loans and $0 CM3 loans as of December 31, 2023. The Company held $415.2 million CM1 loans, $103.5 million CM2 loans and $18.8 million CM3 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 59.1% and 68.8%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$33,544	$21,853
Mezzanine partnerships	2,132	2,300
Collateralized fund obligation	36,523	47,083
Mortgage and real estate	41,964	22,386
Direct equity	116,922	122,991
Credit funds	23,779	19,259
Surplus debentures	100,113	99,157
Residual tranches	88,183	112,548
Other alternative assets	2,587	—
Total other invested assets	$445,747	$447,577

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $104.9 million and $122.8 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
	(in thousands)
Put options:
Notional amount	$210,413	$—
Fair value	$3,232	$—
Carrying value	$3,232	$—

Swaps:
Notional amount	$900,000	$300,000
Fair value	$(49,529)	$(57,720)
Carrying value	$500	$—

Foreign currency forwards:
Notional amount	$18,423	$11,199
Fair value	$(185)	$(81)
Carrying value	$(185)	$(81)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $488.4 million and $82.7 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $714.7 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	8	3	$10,422	$16,114	$10,250	$16,114
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	2,006	1,818
(4) Preferred Stock - Fair Value	5	6	3,887	4,628	3,887	4,628
(5) Total (1+2+3+4)	14	10	$15,647	$22,080	$16,143	$22,560
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau Life Insurance Company ABS A-I LLC and Nassau Life Insurance Company ABS B-I LLC (“ABS B”). NNY funded and filed a Sub-1 filing with the NAIC for ABS A. The NAIC accepted that filing and completed review on January 19, 2024. The Company admitted $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2023. ABS B was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS B was admitted as of December 31, 2023.

The Company has three other subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2023 and 2022 for these three companies.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Wells Fargo & Company, Bank of America Corporation, Oracle Corporation and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$337,372	$337,779	$367,058
Contract loans	208,166	214,940	198,388
Cash and short-term investments	11,766	4,532	931
Real estate, net of expenses	4,852	4,676	5,266
Preferred stock	2,128	2,810	3,806
Common stock	743	362	3,032
Mortgage loans	21,019	26,159	24,429
Other invested assets	38,680	58,394	133,942
Derivative instruments	(14,469)	(1,796)	2,335
Amortization of IMR	8,461	16,449	18,191
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	31,508	33,250	30,017
Net investment income	$578,124	$621,969	$718,275

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2021, the Company had 42 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.8 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(20,684)	$(5,391)	$(13,302)	$278	$4,676	$(580)
Investments in affiliates	—	—	—	2,987	—	—
Preferred stock	(1,017)	(3,452)	693	1,600	(6,380)	3,351
Common stock	8	2,072	24,850	896	320	(15,063)
Mortgage loans	(1,442)	(65)	(24)	—	—	—
Other invested assets	(10,794)	19,259	(9,897)	(16,381)	(72,232)	17,690
Derivative instruments	(181)	900	(1,944)	(2,167)	20	(102)
Miscellaneous	387	52	226	697	—	—
	(33,723)	13,375	602	(12,090)	(73,596)	5,296
Income tax benefit (expense)	(6,827)	(32)	(3,982)	3,945	15,455	(1,112)
Net capital gains (losses)	$(40,550)	$13,343	$(3,380)	$(8,145)	$(58,141)	$4,184

Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets of $9.9 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$855,975	$1,119,452	$1,673,662
Gross gains on sales	4,484	25,382	98,873
Gross losses on sales	(63,087)	(27,092)	39,031

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$9,082,502	$9,273,899
Health insurance	30,560	34,213
Total life and health insurance	9,113,062	9,308,112

Annuities	1,020,376	1,189,760

Subtotal	10,133,438	10,497,872
Supplementary contracts with life contingencies	134,383	136,401
All other	82,000	160,936
Total before reinsurance ceded	10,349,821	10,795,209
Less: Reinsurance ceded	984,861	991,123
Reserves for future policy benefits	$9,364,960	$9,804,086

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.8 billion and $1.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2023 and 2022, the Company carried an associated reserve of $45.3 million and $48.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2023 and 2022. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2023 and 2022.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$247,727	$—	$276,829	11%
- at book value less surrender charge of 5% or more	31,877	—	—	31,877	1%
- at market value	—	—	1,094,042	1,094,042	42%
Total with market value adjustment or at fair value	60,979	247,727	1,094,042	1,402,748	54%
- at book value (minimal or no charge or adjustment)	873,828	—	—	873,828	33%
Not subject to discretionary withdrawal	326,307	—	7,702	334,009	13%
Total individual annuity actuarial reserves	1,261,114	247,727	1,101,744	2,610,585	100%
Less: Reinsurance ceded	7,798	—	—	7,798
Total individual annuity actuarial reserves, net of reinsurance	$1,253,316	$247,727	$1,101,744	$2,602,787
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,933	$—	$—	$27,933

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	411	411	1%
Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%
Total group annuity actuarial reserves	36,755	—	411	37,166	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	863	863	—%
Total with market value adjustment or at fair value	—	—	863	863	—%
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	94%
Not subject to discretionary withdrawal	24,625	—	—	24,625	6%
Total deposit fund liabilities	411,844	—	863	412,707	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$411,844	$—	$863	$412,707

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,054,920
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	134,383
Exhibit 7, Deposit-type contracts, line 14, column 1	605,799
Subtotal	1,795,102

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,277,497
Exhibit 3, Line 0399999, column 2	8,530
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	954
Subtotal	1,286,981
Combined total	$3,082,083

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	188,800	179,810	666,234	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	84,845	84,393	85,774	705,274	690,350	693,058
- Miscellaneous reserves	1,024	1,024	1,199	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,382	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,429	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	103,340	XXX	XXX	—

Total (gross: direct + assumed)	8,284,786	8,269,372	9,354,904	1,547,286	1,526,214	1,529,421
Less: Reinsurance ceded	352,795	344,436	949,115	—	—	—
Total, net	$7,931,991	$7,924,936	$8,405,789	$1,547,286	$1,526,214	$1,529,421

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$8,136,474
Exhibit 5, Accidental death benefits section, total (net)	468
Exhibit 5, Disability active lives section, total (net)	5,927
Exhibit 5, Disability disabled lives section, total (net)	11,749
Exhibit 5, Miscellaneous reserves section, total (net)	21,038
Subtotal	8,175,656

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,681,192
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,681,192
Combined total	$9,856,848

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $27.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and are included in accrued expenses and general liabilities.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.3 billion and $1.2 billion as of December 31, 2023 and 2022, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.8 million and $160.4 million as of December 31, 2023 and 2022, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$417,539	$390,010	$402,797
Reinsurance assumed - non-affiliate	6,145	7,376	8,375
Reinsurance assumed - affiliate	33,536	25,754	26,752
Reinsurance ceded - non-affiliate	(110,154)	(112,450)	(122,583)
Reinsurance ceded - affiliate	(3,864)	(4,872)	(5,771)
Net premiums and annuity considerations	$343,202	$305,818	$309,570

Direct commissions and expense allowance	$8,528	$6,962	$8,689
Reinsurance assumed - non-affiliate	269	310	314
Reinsurance assumed - affiliate	5,729	4,857	5,052
Reinsurance ceded - non-affiliate	(4,256)	(5,300)	(5,520)
Reinsurance ceded - affiliate	(9,781)	(9,410)	(8,912)
Net commissions and expense allowance	$489	$(2,581)	$(377)

Direct policy and contract claims incurred	$822,123	$738,534	$715,007
Reinsurance assumed - non-affiliate	108,548	102,812	30,373
Reinsurance assumed - affiliate	35,563	20,736	29,565
Reinsurance ceded - non affiliate	(221,766)	(218,116)	(196,162)
Reinsurance ceded - affiliate	(82,755)	(81,636)	(23,340)
Net policy and contract claims incurred	$661,713	$562,330	$555,443

Direct policy and contract claims payable	$158,453	$109,755
Reinsurance assumed - non-affiliate	59,323	37,087
Reinsurance assumed - affiliate	1,483	793
Reinsurance ceded - non-affiliate	(20,334)	(31,460)
Net policy and contract claims payable	$198,925	$116,175

Direct life insurance in force	$29,778,130	$32,184,980
Reinsurance assumed	3,002,453	3,036,110
Reinsurance ceded	(12,733,268)	(14,055,740)
Net insurance in force	$20,047,315	$21,165,350

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $15.1 million, $78.3 million and $89.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of favorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Membership stock - class B [1]	$5.0	$5.0
Activity stock	11.3	—
Aggregate total	$16.3	$5.0

Actual or estimated borrowing capacity as determined by the insurer	$714.7	$644.5
———————
[1]Membership stock is not eligible for redemption.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$—
Carrying value	$403.6	$—
Aggregate total borrowing	$252.9	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$4.8
Carrying value	$445.9	$4.8
Aggregate total borrowing	$272.9	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2023 and 2022:

	2023	2022

Funding agreements issued	$252.9	$—
Funding agreements reserves established	$254.1	$—
Maximum amount of funding agreements borrowed during the year	$252.9	$—
Maximum amount of debt borrowed during the year	$252.9	$4.8

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.6 million, $0.7 million and $0.8 million in 2023, 2022 and 2021, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.3 million as of December 31, 2023, payable as follows: 2024 - $0.3 million; 2025 - $0; 2026 - $0; 2027 - $0 and 2028 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2023 and 2022 was $34.5 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2023 and 2022 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2023, 2022 and 2021 was $0, $0 and $1.9 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0.4 million and $0 as of December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2023 and 2022 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2023 and 2022 was $5.0 million and $4.9 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021 was $0, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0.1 million as of December 31, 2023 and 2022, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,643	58,917
Total	$59,974	$59,163

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company maintained separate account assets totaling $3,033.3 million and $2,926.0 million, respectively. As of December 31, 2023 and 2022, The Company’s Separate Account statements included legally insulated assets of $2,776.7 million and $2,664.4 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.6 million, $5.9 million, $6.2 million, $6.3 million and $6.6 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $1.1 million, $0.8 million, $0.9 million, $0.7 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,968.2 million and $2,895.2 million as of December 31, 2023 and 2022, respectively. Separate account premiums and other considerations received were $46.9 million, $51.7 million and $61.0 million for the years ended December 31, 2023 and 2022, and 2021 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $244.8 million, $217.5 million and $284.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income and Changes in Capital and Surplus were as follows:

	2023	2022	2021

Transfers to separate accounts	$46,942	$51,716	$60,956
Transfers from separate accounts	(314,077)	(229,882)	(358,638)
Other	—	—	(916)
Net transfers from separate account	(267,135)	(178,166)	(298,598)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(267,135)	$(178,166)	$(298,598)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$194,378	$23,312	$217,690	$189,266	$15,500	$204,766	$5,112	$7,812	$12,924
Statutory valuation allowance	—	2,402	2,402	—	—	—	—	2,402	2,402
Adjusted gross deferred tax assets	194,378	20,910	215,288	189,266	15,500	204,766	5,112	5,410	10,522
Less: Deferred tax assets non-admitted	104,299	—	104,299	71,067	1,848	72,915	33,232	(1,848)	31,384
Subtotal net admitted deferred tax assets	90,079	20,910	110,989	118,199	13,652	131,851	(28,120)	7,258	(20,862)
Less: Deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Net deferred tax assets	$41,793	$(260)	$41,533	$64,516	$1,775	$66,291	$(22,723)	$(2,035)	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$1,203	$1,203	$—	$(1,203)	$(1,203)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	41,793	(260)	41,533	64,516	572	65,088	(22,723)	(832)	(23,555)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,793	(260)	41,533	65,530	602	66,132	(23,737)	(862)	(24,599)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	41,534	XXX	XXX	72,309	XXX	XXX	(30,775)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Deferred tax assets admitted as the result of application of SSAP No, 101	$90,079	$20,910	$110,989	$118,199	$13,652	$131,851	$(28,120)	$7,258	$(20,862)

2023

Ratio percentage used to determine recovery period and threshold limitation amount	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$276,893

For the year ended December 31, 2022, the ratio percentage and amount of adjusted capital and surplus for NNY and DLNY on a separate-company basis are shown in the below table:

	NNY	DLNY

Ratio percentage used to determine recovery period and threshold limitation amount	822%	1,202%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$138,429

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$194,378	$20,910	$189,266	$15,500	$5,112	$5,410
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$90,079	$20,910	$118,199	$13,652	$(28,120)	$7,258
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $2.4 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $2.4 million valuation allowance on the full DLNY realized loss population as of December 31, 2023.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023	2022	Change
Current income tax:
Federal	$(16,814)	$6,143	$(22,957)
Subtotal	(16,814)	6,143	(22,957)
Federal income tax on net capital gains	6,827	32	6,795
Federal and foreign income tax expense (benefit) incurred	$(9,987)	$6,175	$(16,162)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$60,273	$70,748	$(10,475)
Investments	55,350	56,578	(1,228)
Deferred acquisition costs	26,022	27,529	(1,507)
Policyholder dividends accrual	22,213	23,319	(1,106)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,117	3,463	(346)
Prior period adjustments	—	272	(272)
Net operating loss carryforward	16,010	—	16,010
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	9,904	5,868	4,036
Subtotal	194,378	189,266	5,112
Non-admitted	104,299	71,067	33,232
Admitted ordinary deferred tax assets	$90,079	$118,199	$(28,120)

Capital:
Investments	$18,059	$14,637	$3,422
Net capital loss carryforward	4,949	—	4,949
Other (including items <5% of total capital tax assets)	304	863	(559)
Subtotal	23,312	15,500	7,812
Statutory valuation allowance	2,402	—	2,402
Non-admitted	—	1,848	(1,848)
Admitted capital deferred tax assets	20,910	13,652	7,258
Admitted deferred tax assets	$110,989	$131,851	$(20,862)

Deferred tax liabilities:
Ordinary:
Investments	$30,515	$30,365	$150
Fixed assets	2,264	2,073	191
Compensation	5,543	5,550	(7)
Policyholder reserves	9,961	15,546	(5,585)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	3	149	(146)
Subtotal	48,286	53,683	(5,397)

Capital:
Investments	21,170	11,877	9,293
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	21,170	11,877	9,293
Deferred tax liabilities	69,456	65,560	3,896
Net admitted deferred tax assets (liabilities)	$41,533	$66,291	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains/(losses)		6,827	(26.4%)
Prior year overaccrual/(underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense/(benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains/(losses)		2,574	4.8%
Prior year overaccrual/(underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense/(benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$76,240	$—
The Company had capital loss carryforwards of	23,569	—

As of December 31, 2023, the Company has approximately $76.2 million of net operating loss carryforwards and $23.6 million of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration and the Company's capital loss carryforwards expire in 2028 ..

The Company had no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2023:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Re Imagine
Delaware Life Insurance Company of New York

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.2 million, $76.1 million and $94.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts receivable from/(payable to) NCNY were $(5.6) million and $2.1 million as of December 31, 2023 and 2022, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.4 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2023 and 2022.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commissions paid by the Company on behalf of NLA were $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.5 million, $24.8 million and $22.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts payable to NAMCO were $0 and $0 for the years ended December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO III DAC and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $208.2 million par with a fair value of $170.8 million and $94.1 million par with a fair value of $42.6 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NNY. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $78.2 million and $77.6 million at December 31, 2023 and 2022, respectively, and a fair value of $55.6 million and $53.8 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.2 million and $9.5 million at December 31, 2023 and 2022, respectively, and a fair value of $8.4 million and $8.5 million at December 31, 2023 and 2022, respectively, and recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2023 and 2022, respectively. The Company’s equity investment in Nassau CFO was $36.5 million and $47.1 million at December 31, 2023 and 2022, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $22.8 million for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.6 million and fair value of $7.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $61.5 million and a par of $77.4 million and fair value of $77.4 million at December 31, 2023 and 2022, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2022
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$3,277	$2,352	$—	$5,629
Preferred stock	—	24,358	7,051	—	31,409
Common stock [1]	—	—	27,213	—	27,213
Subtotal	—	27,635	36,616	—	64,251

Other invested assets	—	20,598	81,349	—	101,947
Separate account assets	2,654,450	250,874	8,663	8,891	2,922,878
Total assets at fair value	$2,654,450	$299,107	$126,628	$8,891	$3,089,076

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$—	$57,801
Total liabilities at fair value	$—	$57,801	$—	$—	$57,801
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$126,628	$110,359
Purchases	4,063	83,102
Sales	(21,669)	(14,784)
Settlements	—	(5,553)
Transfers into Level 3	10,868	16,815
Transfers out of Level 3	(3,496)	(50,161)
Realized gains (losses)	4,844	(3,481)
Unrealized gains (losses)	3,642	(9,669)
Balance, end of period	$124,880	$126,628

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,589,768	$7,545,870	$—	$4,745,506	$1,844,262	$—	$—
Preferred stock	48,712	50,783	—	33,888	14,824	—	—
Common stock	27,213	27,213	—	—	27,213	—	—
Mortgage loans	477,499	535,875	—	13,660	463,839	—	—
Residual tranches & surplus debentures	175,734	187,228	—	89,392	86,342	—	—
Cash, cash equivalents & short-term investments	147,710	148,609	88,326	8,205	51,179	—	—
Contract loans	6,165	6,538	—	—	6,165	—	—
Other invested assets	19,070	24,477	—	16,053	3,017	—	—
Derivatives	(57,801)	—	—	(57,801)	—	—	—
Separate account assets	2,922,878	2,922,878	2,654,450	250,874	8,663	8,891	—
Total financial instruments	$10,356,948	$11,449,471	$2,742,776	$5,099,777	$2,505,504	$8,891	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2023 and 2022 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$189.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$189.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in which class certification was subsequently denied. Discovery in the Velez case is underway. The Company disputes the allegations in the Velez complaint and intends a vigorous defense.

16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $104.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $6.8 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$900,000	$311,199	$18,423	$—
Total	$900,000	$311,199	$18,423	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $61.0 million and $70.7 million of collateral, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2023 and 2022 were $2.5 million.

19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 1, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$130,77,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$241,993	$167,756	$241,993
States, municipalities and political subdivisions	35,874	33,000	35,874
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,862,349	6,051,886	6,896,641
Redeemable preferred stock	53,429	48,710	50,783
Total fixed maturities	7,299,299	6,391,308	7,330,945
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213
Total equity securities	16,796	27,213	27,213
Mortgage loans	535,875	476,770	535,875
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,482,361	XXX	2,482,361
Other invested assets [2]	451,686	440,192	447,577
Cash and short-term investments	148,608	148,601	148,609
Receivables for securities	3,163	XXX	3,163
Derivative collateral	70,474	XXX	70,474
Total cash and invested assets	$11,035,410		$11,073,365
———————
[1] Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	305,818	$621,969	$570,358	$117,475

2021:
Insurance Segment	$10,649,570	$184,763	$309,570	$718,275	$573,672	$151,395

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$29,778,130	$12,733,268	$3,002,453	$20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%
2021	35,008,124	15,350,674	3,033,651	22,691,101	13%

Life insurance premiums:
2023	$417,539	$114,018	$39,681	$343,202	12%
2022	390,010	117,322	33,130	305,818	11%
2021	402,797	128,354	35,127	309,570	11%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE

INSURANCE SEPARATE ACCOUNT

B

December 31, 2023

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP International
Assets:

Investments at fair value	$5,089,980	$41,476,367	$427,652,379	$88,154,565

Total assets	$5,089,980	$41,476,367	$427,652,379	$88,154,565

Liabilities:
Payable to Nassau Life Insurance Company	$34,247	$279,068	$2,877,404	$593,137

Total net assets	$5,055,733	$41,197,299	$424,774,975	$87,561,428

Units outstanding	268,684	630,038	2,277,601	1,335,996

Investment shares held	5,089,980	7,340,950	13,339,126	5,262,959
Investments at cost	$5,089,980	$47,553,382	$393,610,012	$93,039,873

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$ 21.169	218,409	$ 78.368	508,070	$ 222.783	1,873,796	$ 73.818	1,158,886
ISP 10 Express	$ 9.277	50,275	$ 13.608	121,968	$ 25.266	403,805	$ 14.727	177,110

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

(Continued)

	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond	Delaware VIP Opportunity
Assets:

Investments at fair value	$59,247,751	$14,997,438	$6,982,027	$26,431,487

Total assets	$59,247,751	$14,997,438	$6,982,027	$26,431,487

Liabilities:
Payable to Nassau Life Insurance Company	$398,641	$100,908	$46,978	$177,841

Total net assets	$58,849,110	$14,896,530	$6,935,049	$26,253,646

Units outstanding	1,406,489	426,552	688,676	1,008,191

Investment shares held	3,641,534	1,710,084	765,573	1,516,436
Investments at cost	$49,396,719	$17,684,272	$7,137,542	$23,632,124

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$ 42.312	1,317,054	$ 39.483	362,520	$ 10.171	664,498	$ 27.145	682,089
ISP 10 Express	$ 39.359	89,435	$ 10.683	64,032	$ 9.239	24,178	$ 24.276	326,102

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

(Continued)

	Delaware VIP Total Return	Delaware VIP Small Cap Value(a)	Delaware VIP Equity Income(b)	Delaware VIP Special Situations(b)
Assets:

Investments at fair value	$10,887,557	$148,244,295	$-	$-

Total assets	$10,887,557	$148,244,295	$-	$-

Liabilities:

Payable to Nassau Life Insurance Company	$73,256	$997,443	$-	$-

Total net assets	$10,814,301	$147,246,852	$-	$-

Units outstanding	628,265	12,858,957	-	-

Investment shares held	871,702	3,861,534	-	-

Investments at cost	$10,456,043	$129,443,679	$-	$-

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$17.739	491,172	$11.531	12,406,419	$-	-	$-	-
ISP 10 Express	$15.864	137,093	$11.453	452,538	$-	-	$-	-

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP International
Income:

Dividends	$231,287	$2,384,591	$9,176,730	$1,224,542
Expenses:
Mortality and administrative expenses	27,638	212,144	1,997,105	467,057

Net investment income (loss)	203,649	2,172,447	7,179,625	757,485

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(586,869)	(300,956)	(468,164)
Realized gain distributions	-	-	15,949,763	-

Realized gain (loss)	-	(586,869)	15,648,807	(468,164)

Change in unrealized appreciation (depreciation) during the year	-	3,132,548	22,722,734	10,447,338

Net increase (decrease) in net assets from operations	$203,649	$4,718,126	$45,551,166	$10,736,659

	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond	Delaware VIP Opportunity
Income:
Dividends	$50,018	$584,791	$174,576	$138,637
Expenses:
Mortality and administrative expenses	290,415	77,694	36,057	184,118

Net investment income (loss)	(240,397)	507,097	138,519	(45,481)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	792,468	(184,236)	(21,067)	57,320
Realized gain distributions	12,496,186	-	-	1,686,087

Realized gain (loss)	13,288,654	(184,236)	(21,067)	1,743,407

Change in unrealized appreciation (depreciation) during the year	3,182,196	640,354	193,236	1,769,751

Net increase (decrease) in net assets from operations	$16,230,453	$963,215	$310,688	$3,467,677

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(Continued)

	Delaware VIP Total Return	Delaware VIP Small Cap Value(a)	Delaware VIP Equity Income(b)	Delaware VIP Special Situations(b)
Income:
Dividends	$193,224	$-	$2,077,497	$1,864,189
Expenses:
Mortality and administrative expenses	66,471	495,215	97,577	267,893

Net investment income (loss)	126,753	(495,215)	1,979,920	1,596,296

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(12,365)	243,703	(1,300,062)	(3,378,481)
Realized gain distributions	38,645	-	4,477,472	12,553,777

Realized gain (loss)	26,280	243,703	3,177,410	9,175,296

Change in unrealized appreciation (depreciation) during the year	943,311	18,800,616	(6,296,373)	(17,414,265)

Net increase (decrease) in net assets from operations	$1,096,344	$18,549,104	$(1,139,043)	$(6,642,673)

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$203,649	$34,396	$2,172,447	$1,984,714

Realized gain distributions	-	-	-	591,618

Realized gains (losses)	-	-	(586,869)	(443,101)

Unrealized appreciation (depreciation) during the year	-	-	3,132,548	(7,190,316)

Net increase (decrease) in net assets from operations	203,649	34,396	4,718,126	(5,057,085)

Contract transactions:

Net insurance premiums from contract owners	205,077	220,425	493,733	580,473

Transfers between subaccounts	1,678,291	263,738	1,303,882	(48,236)

Transfers for contract benefits and terminations	(513,348)	(537,006)	(1,937,181)	(1,527,365)

Contract maintenance charges	(92,992)	(74,568)	(606,591)	(613,918)

Net increase (decrease) in net assets resulting from contract transactions	1,277,028	(127,411)	(746,157)	(1,609,046)

Total increase (decrease) in net assets	1,480,677	(93,015)	3,971,969	(6,666,131)

Net assets at beginning of period	3,575,056	3,668,071	37,225,330	43,891,461

Net assets at end of period	$5,055,733	$3,575,056	$41,197,299	$37,225,330

	Delaware VIP Growth & Income		Delaware VIP International
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$7,179,625	$6,047,526	$757,485	$845,578

Realized gain distributions	15,949,763	33,880,703	-	7,200,393

Realized gains (losses)	(300,956)	658,911	(468,164)	(423,678)

Unrealized appreciation (depreciation) during the year	22,722,734	(30,567,072)	10,447,338	(26,056,551)

Net increase (decrease) in net assets from operations	45,551,166	10,020,068	10,736,659	(18,434,258)

Contract transactions:

Net insurance premiums from contract owners	2,776,294	2,678,967	934,891	1,074,507

Transfers between subaccounts	51,444,931	(2,161,433)	(1,138,157)	819,892

Transfers for contract benefits and terminations	(18,425,165)	(13,739,534)	(4,431,449)	(3,636,706)

Contract maintenance charges	(5,240,664)	(4,696,103)	(1,104,733)	(1,062,797)

Net increase (decrease) in net assets resulting from contract transactions	30,555,396	(17,918,103)	(5,739,448)	(2,805,104)

Total increase (decrease) in net assets	76,106,562	(7,898,035)	4,997,211	(21,239,362)

Net assets at beginning of period	348,668,413	356,566,448	82,564,217	103,803,579

Net assets at end of period	$424,774,975	$348,668,413	$87,561,428	$82,564,217

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Delaware VIP Growth Equity		Delaware VIP Investment Grade
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(240,397)	$(254,120)	$507,097	$447,361

Realized gain distributions	12,496,186	8,957,194	-	219,566

Realized gains (losses)	792,468	728,706	(184,236)	(117,594)

Unrealized appreciation (depreciation) during the year	3,182,196	(24,854,244)	640,354	(3,472,410)

Net increase (decrease) in net assets from operations	16,230,453	(15,422,464)	963,215	(2,923,077)

Contract transactions:

Net insurance premiums from contract owners	1,011,596	1,088,778	312,103	356,973

Transfers between subaccounts	4,298,552	993,320	929,794	301,270

Transfers for contract benefits and terminations	(2,917,766)	(2,196,672)	(639,193)	(601,142)

Contract maintenance charges	(714,421)	(499,072)	(215,030)	(213,614)

Net increase (decrease) in net assets resulting from contract transactions	1,677,961	(613,646)	387,674	(156,513)

Total increase (decrease) in net assets	17,908,414	(16,036,110)	1,350,889	(3,079,590)

Net assets at beginning of period	40,940,696	56,976,806	13,545,641	16,625,231

Net assets at end of period	$58,849,110	$40,940,696	$14,896,530	$13,545,641

	Delaware VIP Limited Duration Bond		Delaware VIP Opportunity
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$138,519	$99,991	$(45,481)	$(117,881)

Realized gain distributions	-	-	1,686,087	1,457,917

Realized gains (losses)	(21,067)	(22,105)	57,320	100,855

Unrealized appreciation (depreciation) during the year	193,236	(405,751)	1,769,751	(4,516,161)

Net increase (decrease) in net assets from operations	310,688	(327,865)	3,467,677	(3,075,270)

Contract transactions:

Net insurance premiums from contract owners	141,478	165,136	1,809,200	2,005,967

Transfers between subaccounts	656,520	(18,467)	3,716,838	374,045

Transfers for contract benefits and terminations	(390,808)	(404,442)	(1,097,839)	(1,225,702)

Contract maintenance charges	(105,464)	(107,312)	(375,331)	(326,473)

Net increase (decrease) in net assets resulting from contract transactions	301,726	(365,085)	4,052,868	827,837

Total increase (decrease) in net assets	612,414	(692,950)	7,520,545	(2,247,433)

Net assets at beginning of period	6,322,635	7,015,585	18,733,101	20,980,534

Net assets at end of period	$6,935,049	$6,322,635	$26,253,646	$18,733,101

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Delaware VIP Total Return		Delaware VIP Small Cap Value(a)
	2023	2022	2023
Increase (decrease) in net assets from operations:

Net investment income (loss)	$126,753	$93,574	$(495,215)

Realized gain distributions	38,645	642,462	-

Realized gains (losses)	(12,365)	3,860	243,703

Unrealized appreciation (depreciation) during the year	943,311	(1,603,136)	18,800,616

Net increase (decrease) in net assets from operations	1,096,344	(863,240)	18,549,104

Contract transactions:

Net insurance premiums from contract owners	573,321	637,539	1,080,211

Transfers between subaccounts	2,891,470	(26,466)	134,614,789

Transfers for contract benefits and terminations	(388,096)	(449,372)	(4,873,141)

Contract maintenance charges	(186,224)	(144,633)	(2,124,111)

Net increase (decrease) in net assets resulting from contract transactions	2,890,471	17,068	128,697,748

Total increase (decrease) in net assets	3,986,815	(846,172)	147,246,852

Net assets at beginning of period	6,827,486	7,673,658	-

Net assets at end of period	$10,814,301	$6,827,486	$147,246,852

	Delaware VIP Equity Income(b)		Delaware VIP Special Situations(b)
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$1,979,920	$1,005,099	$1,596,296	$294,751

Realized gain distributions	4,477,472	6,575,762	12,553,777	8,749,088

Realized gains (losses)	(1,300,062)	585,017	(3,378,481)	1,482,375

Unrealized appreciation (depreciation) during the year	(6,296,373)	(6,544,704)	(17,414,265)	(33,430,983)

Net increase (decrease) in net assets from operations	(1,139,043)	1,621,174	(6,642,673)	(22,904,769)

Contract transactions:

Net insurance premiums from contract owners	201,146	667,541	521,647	1,801,263

Transfers between subaccounts	(55,786,215)	(256,218)	(144,811,433)	(246,052)

Transfers for contract benefits and terminations	(914,017)	(3,216,755)	(2,494,976)	(6,550,902)

Contract maintenance charges	156,263	(781,652)	437,703	(1,996,636)

Net increase (decrease) in net assets resulting from contract transactions	(56,342,823)	(3,587,084)	(146,347,059)	(6,992,327)

Total increase (decrease) in net assets	(57,481,866)	(1,965,910)	(152,989,732)	(29,897,096)

Net assets at beginning of period	57,481,866	59,447,776	152,989,732	182,886,828

Net assets at end of period	$-	$57,481,866	$-	$152,989,732

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Organization

First Investors Life Variable Annuity Fund B (“Separate Account B”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Fund Series portfolios:

Fund for Income, Growth & Income, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Small Cap Value.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Additions, Mergers, Liquidations and Name Changes

A. Additions

Delaware VIP Small Cap Value Series as of April 28, 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Delaware VIP Equity Income Series merged with Delaware VIP Growth and Income Series as of April 28, 2023.

Delaware VIP Special Situation Series merged with Delaware VIP Small Cap Value Series as of April 28, 2023.

C. Liquidations

There were no Liquidations in 2022 or 2023.

D. Name Changes

There were no name changes in 2022 or 2023.

Note 3—Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 3—Significant Accounting Policies (Continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as the possibility for elevated mortality rates and market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the Funds at the end of each New York Stock Exchange business day, as determined by the Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 4—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

Subaccount	Cost of Purchases	Proceed from Sales

Goldman Sachs VIT Government Money Market	$1,935,225	$(446,969)

Delaware VIP Fund for Income	3,670,435	(2,242,767)

Delaware VIP Growth & Income	78,212,565	(24,251,634)

Delaware VIP International	1,556,627	(6,561,341)

Delaware VIP Growth Equity	17,077,584	(3,050,590)

Delaware VIP Investment Grade	1,548,564	(653,932)

Delaware VIP Limited Duration Bond	838,076	(398,024)

Delaware VIP Opportunity	6,345,825	(614,249)

Delaware VIP Total Return	3,426,898	(348,703)

Delaware VIP Small Cap Value(a)	135,323,146	(6,123,170)

Delaware VIP Equity Income (b)	6,619,026	(56,913,578)

Delaware VIP Special Situations (b)	14,502,777	(147,810,277)

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

Note 5—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and administrative expense” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Contract Surrender Charge - There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice Whole Life. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured.

Cost of Insurance Charge - In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Daily M&E and Administrative Fees

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 5—Related Party Transactions and Charges and Deductions (Continued)

As mentioned above, these fees is typically deducted daily from contract value allocated to the variable subaccounts. These expenses are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values.

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

Plan	Annual M&E Factor - Assessed Daily
ISP	0.50%
ISP Choice	0.50%
ISP Choice 15 (years 1 - 15)	0.50%
ISP Choice 15 (Years 16 +)	0.25%
ISP Choice WL (years 1 - 20)	0.50%
ISP Choice WL (years 21 +)	0.25%
ISP 10 Express	1.50%

NNY may deduct other charges depending on the policy terms.

Certain liabilities of the Separate Account are payable to NNY when these fees are not settled at the end of the period, and will be shown in the liability section of the Statements of Assets and Liabilities.

Note 6—Summary of Unit Transactions

The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2023 and 2022 were as follows:

	For the period ended December 31, 2023			For the period ended December 31, 2022

ISP and ISP Choice	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)

Goldman Sachs VIT Government Money Market	79,841	(19,688)	60,153	22,264	(30,044)	(7,780)
Delaware VIP Fund for Income	16,694	(27,717)	(11,023)	1,639	(25,729)	(24,090)
Delaware VIP Growth & Income	261,440	(109,106)	152,334	456	(93,370)	(92,914)
Delaware VIP International	2,192	(82,209)	(80,017)	3,392	(49,860)	(46,468)
Delaware VIP Growth Equity	126,357	(69,817)	56,540	22,079	(50,557)	(28,478)
Delaware VIP Investment Grade	24,713	(15,205)	9,508	7,681	(14,246)	(6,565)
Delaware VIP Limited Duration Bond	66,558	(36,839)	29,719	13,605	(51,105)	(37,500)
Delaware VIP Opportunity	170,538	(15,497)	155,041	32,923	(23,609)	9,314
Delaware VIP Total Return	187,385	(14,314)	173,071	17,601	(24,183)	(6,582)
Delaware VIP Small Cap Value(a)	12,940,311	(533,892)	12,406,419	—	—	—
Delaware VIP Equity Income(b)	336	(887,612)	(887,276)	3,722	(61,773)	(58,051)
Delaware VIP Special Situations(b)	42	(949,282)	(949,240)	237	(45,568)	(45,331)

The changes in units outstanding for ISP10 Express for the years ended December 31, 2023 and 2022 were as follows:

	For the period ended December 31, 2023			For the period ended December 31, 2022

ISP 10 Express	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)

Goldman Sachs VIT Government Money Market	8,996	(2,951)	6,045	7,973	(4,589)	3,384
Delaware VIP Fund for Income	11,246	(4,877)	6,369	14,120	(7,137)	6,983
Delaware VIP Growth & Income	92,908	(15,101)	77,807	16,398	(12,752)	3,646
Delaware VIP International	15,607	(10,036)	5,571	27,488	(7,153)	20,335
Delaware VIP Growth Equity	8,208	(5,955)	2,253	12,093	(3,602)	8,491
Delaware VIP Investment Grade	6,958	(4,841)	2,117	11,265	(3,250)	8,015

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 6—Summary of Unit Transactions (Continued)

	For the period ended December 31, 2023			For the period ended December 31, 2022

ISP 10 Express	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)

Delaware VIP Limited Duration Bond	2,772	(1,924)	848	3,129	(2,834)	295
Delaware VIP Opportunity	27,026	(8,086)	18,940	35,701	(8,770)	26,931
Delaware VIP Total Return	14,507	(6,353)	8,154	13,600	(4,920)	8,680
Delaware VIP Small Cap Value(a)	459,728	(7,190)	452,538	—	—	—
Delaware VIP Equity Income(b)	2,333	(73,541)	(71,208)	5,011	(5,778)	(767)
Delaware VIP Special Situations(b)	4,988	(248,410)	(243,422)	24,199	(7,600)	16,599

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

Note 7—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2023, 2022, 2021, 2020, and 2019 follows:

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Goldman Sachs VIT Government Money Market

2023	218	21.169	4,624	4.97%	0.50%	4.52%

2022	158	20.253	3,205	1.54%	0.50%	1.07%

2021	166	20.039	3,327	0.01%	0.50%	(0.49)%

2020	185	20.139	3,669	0.17%	0.50%	(0.33)%

2019	116	20.205	2,315	1.07%	0.50%	0.85%

Delaware VIP Fund for Income

2023	508	78.368	39,816	6.06%	0.50%	12.71%

2022	519	69.533	36,094	5.57%	0.50%	(11.51)%

2021	543	78.574	42,680	5.09%	0.50%	4.36%

2020	572	75.295	42,708	5.82%	0.50%	7.41%

2019	601	70.101	41,805	5.35%	0.50%	12.22%

Delaware VIP Growth & Income

2023	1,874	222.783	417,450	2.40%	0.50%	11.55%

2022	1,721	199.720	343,811	2.27%	0.50%	3.01%

2021	1,814	193.884	351,779	1.80%	0.50%	21.59%

2020	1,918	159.458	303,652	2.00%	0.50%	(0.96)%

2019	2,017	161.001	322,571	1.57%	0.50%	24.97%

Delaware VIP International

2023	1,159	73.818	85,546	1.38%	0.50%	13.01%

2022	1,239	65.317	80,922	1.50%	0.50%	(17.75)%

2021	1,285	79.410	102,071	0.96%	0.50%	6.33%

2020	1,343	74.681	99,520	0.00%	0.50%	6.63%

2019	1,409	70.040	97,980	0.77%	0.50%	24.29%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights (Continued)

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Growth Equity

2023	1,317	42.312	55,728	0.10%	0.50%	37.71%

2022	1,261	30.725	38,729	0.00%	0.50%	(26.96)%

2021	1,289	42.068	54,226	0.03%	0.50%	38.54%

2020	1,351	30.366	40,649	0.40%	0.50%	28.85%

2019	1,398	23.567	32,643	0.30%	0.50%	23.73%

Delaware VIP Investment Grade

2023	363	39.483	14,313	4.11%	0.50%	7.03%

2022	353	36.890	13,023	3.65%	0.50%	(17.48)%

2021	360	44.703	16,074	2.99%	0.50%	(1.22)%

2020	366	45.253	16,427	3.56%	0.50%	11.35%

2019	380	40.640	15,314	3.71%	0.50%	12.06%

Delaware VIP Limited Duration Bond

2023	664	10.171	6,759	2.58%	0.50%	4.76%

2022	635	9.709	6,163	2.05%	0.50%	(4.66)%

2021	672	10.184	6,846	2.12%	0.50%	(1.17)%

2020	674	10.305	6,937	2.79%	0.50%	3.27%

2019	665	9.978	6,629	0.63%	0.50%	3.57%

Delaware VIP Opportunity

2023	682	27.145	18,515	0.61%	0.50%	15.72%

2022	527	23.458	12,363	0.23%	0.50%	(14.11)%

2021	518	27.312	14,140	1.18%	0.50%	22.51%

2020	527	22.293	11,632	0.66%	0.50%	10.25%

2019	513	20.221	10,283	1.18%	0.50%	29.46%

Delaware VIP Total Return

2023	491	17.739	8,713	2.07%	0.50%	12.07%

2022	318	15.828	5,035	2.10%	0.50%	(11.01)%

2021	325	17.785	5,775	2.24%	0.50%	15.78%

2020	330	15.361	5,017	2.09%	0.50%	0.40%

2019	311	15.299	4,716	1.86%	0.50%	18.29%

Delaware VIP Small Cap Value

2023(a)	12,406	11.531	143,061	0.00%	0.50%	14.14%

Delaware VIP Equity Income

2023(b)	0	0.000	0	3.72%	0.50%	2.96%

2022	887	63.484	56,328	2.29%	0.50%	2.96%

2021	945	61.657	58,286	1.75%	0.50%	21.59%

2020	997	50.709	50,174	2.47%	0.50%	(0.82)%

2019	1,042	51.130	52,892	2.95%	0.50%	22.10%

Delaware VIP Special Situations

2023(b)	0	0.000	0	1.22%	0.50%	(4.41)%

2022	949	157.438	149,447	0.71%	0.50%	(12.57)%

2021	995	180.075	179,097	0.87%	0.50%	33.62%

2020	1,056	134.771	141,308	1.67%	0.50%	(2.34)%

2019	1,103	137.998	151,107	0.70%	0.50%	19.76%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights (Continued)

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Goldman Sachs VIT Government Money Market

2023	50	9.277	466	4.94%	1.50%	3.48%

2022	44	8.965	397	1.59%	1.50%	0.05%

2021	41	8.960	366	0.01%	1.50%	(1.49)%

2020	36	9.096	327	0.14%	1.50%	(1.34)%

2019	10	9.219	89	1.10%	1.50%	(0.17)%

Delaware VIP Fund for Income

2023	122	13.608	1,660	6.01%	1.50%	11.58%

2022	116	12.196	1,410	5.53%	1.50%	(12.39)%

2021	109	13.922	1,512	4.99%	1.50%	3.31%

2020	96	13.476	1,294	5.63%	1.50%	6.32%

2019	91	12.674	1,152	4.97%	1.50%	11.09%

Delaware VIP Growth & Income

2023	404	25.266	10,202	2.31%	1.50%	10.43%

2022	326	22.880	7,459	2.25%	1.50%	1.98%

2021	322	22.436	7,232	1.78%	1.50%	20.37%

2020	301	18.640	5,613	1.91%	1.50%	(1.96)%

2019	261	19.012	4,956	1.46%	1.50%	23.72%

Delaware VIP International

2023	177	14.727	2,609	1.36%	1.50%	11.88%

2022	172	13.163	2,258	1.47%	1.50%	(18.57)%

2021	151	16.165	2,444	0.95%	1.50%	5.26%

2020	134	15.357	2,062	0.00%	1.50%	5.55%

2019	120	14.550	1,740	0.72%	1.50%	23.03%

Delaware VIP Growth Equity

2023	89	39.359	3,520	0.10%	1.50%	36.34%

2022	87	28.869	2,517	0.00%	1.50%	(27.70)%

2021	79	39.928	3,142	0.03%	1.50%	37.15%

2020	76	29.114	2,202	0.39%	1.50%	27.55%

2019	70	22.825	1,602	0.28%	1.50%	22.49%

Delaware VIP Investment Grade

2023	64	10.683	684	4.09%	1.50%	5.96%

2022	62	10.082	624	3.56%	1.50%	(18.30)%

2021	54	12.341	665	2.95%	1.50%	(2.21)%

2020	47	12.620	593	3.40%	1.50%	10.23%

2019	43	11.449	489	3.50%	1.50%	10.93%

Delaware VIP Limited Duration Bond

2023	24	9.239	223	2.53%	1.50%	3.71%

2022	23	8.908	208	2.07%	1.50%	(5.62)%

2021	23	9.439	217	2.06%	1.50%	(2.17)%

2020	19	9.648	185	2.70%	1.50%	2.23%

2019	17	9.437	160	0.58%	1.50%	2.53%

Delaware VIP Opportunity

2023	326	24.276	7,916	0.60%	1.50%	14.56%

2022	307	21.191	6,509	0.22%	1.50%	(14.97)%

2021	280	24.923	6,984	1.15%	1.50%	21.28%

2020	268	20.550	5,507	0.65%	1.50%	9.13%

2019	236	18.830	4,437	1.15%	1.50%	28.16%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights (Continued)

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Total Return

2023	137	15.864	2,175	2.08%	1.50%	10.95%

2022	129	14.298	1,844	2.08%	1.50%	(11.90)%

2021	120	16.230	1,952	2.17%	1.50%	14.62%

2020	108	14.159	1,526	2.00%	1.50%	(0.61)%

2019	91	14.246	1,300	1.76%	1.50%	17.10%

Delaware VIP Small Cap Value

2023(a)	453	11.453	5,183	0.00%	1.50%	13.37%

Delaware VIP Equity Income

2023(b)	0	0.000	0	3.79%	1.50%	0.00%

2022	71	22.228	1,583	2.26%	1.50%	1.93%

2021	72	21.807	1,570	1.72%	1.50%	20.37%

2020	66	18.117	1,192	2.35%	1.50%	(1.83)%

2019	55	18.454	1,024	2.74%	1.50%	20.87%

Delaware VIP Special Situations

2023(b)	0	0.000	0	1.27%	1.50%	(4.72)%

2022	243	19.244	4,685	0.70%	1.50%	(13.45)%

2021	227	22.234	5,043	0.85%	1.50%	32.27%

2020	225	16.809	3,782	1.60%	1.50%	(3.33)%

2019	183	17.387	3,185	0.63%	1.50%	18.55%

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

1	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

3

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4

These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 8—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise First Investors Life Level Premium Variable Life Insurance Separate Account B (the Separate Account) as of December 31, 2023, the related statements of operations for the year then ended (or for the period indicated in the Appendix), statements of changes in net assets for each of the years in the two- year period then ended (or for the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations for the year then ended (or for the period indicated in the Appendix), the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

KPMG LLP. a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited. a private English company limited by guarantee.

Appendix

Unless noted otherwise, statements of operations for the year ended December 31, 2023 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2023.

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Equity Income (1)

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Special Situations (1)

Delaware VIP Total Return

Delaware VIP Small Cap Value (2)

(1) Statements of operations for the period January 1, 2023 to April 28, 2023 (merger date) and the statement of changes for the period January 1, 2023 to April 28, 2023 (merger date) and for the year ended December 31, 2022.

(2) Statements of operations and changes in net assets for the period April 28, 2023 (commencement of operations) to December 31, 2023.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, Suite 1600

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2023 The Nassau Companies of New York	12-23

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)

Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Level Premium Variable Life Insurance Separate Account B (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[5]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[5]

(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[1]

(e)	Form of application used with contracts provided in response to (d) above.[3]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[5]

(2)	By-laws of NNY.[5]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[5]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[5]

(2) Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement). [6]

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[5]

(2) Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon is incorporated by reference to to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239739), filed via EDGAR on April 29, 2022.

(j)	None.

(k)	Opinion and consent of counsel.[5]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)

Memorandum regarding procedures for which Foresters Life Insurance and Annuity Company and the Separate Account claim exemption pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940.[4]

(r)	Not applicable.

(s)	Powers of Attorney

(1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer, Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239739), filed via EDGAR on April 29, 2022.

(2)

Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-239739), filed via EDGAR on April 28, 2023.

(3)	Power of attorney for Gary France - FILED HEREWITH

[1]	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on May 19, 1997.
[2]	Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on April 28, 2011.
[3]	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File Nos. 002-98410; 811-04328) filed by the Registrant on April 28, 1998.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on April 26, 2018.
[5]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239739, 811-04328) filed by the Registrant on July 8, 2020.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239739, 811-04328) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, 06102-5056.

Name	Positions and Offices with Depositor

Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Christine Janofsky	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, and Chief Product Officer

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

Gary France	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Deputy Chief Compliance Officer and Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Joel Cordoba	Assistant Treasurer

Jordan Price	Vice President and Chief Corporate Development Officer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group GP Ltd. (Cayman) [Contract]

Nassau Financial Group, L.P. (Cayman) [Contract]

Nassau Asset Management LLC (Delaware) [100%]

Nassau CorAmerica LLC (Delaware) [100%]

Nassau CorAmerica Loan Company LLC (Delaware) [100%]

Nassau CorAmerica Advisors LLC (Delaware) [100%]

NCA Realty Partners LLC (Delaware) [100%]

NCA Realty Partners GP I LLC (Delaware) [100%]

NCA Realty Fund I LP (Delaware) [Contract]

NCARP SGP LLC (Delaware) [100%]

Nassau NGC Holdings LLC (Delaware) [100%]

NGC Capital Management LLC (Delaware) [100%]

NGC Capital UGP LLC (Delaware) [100%]

Nassau Global Credit GP LP (Delaware) [100%]

NGC Loan Fund LP (Delaware) [Contract]

NGC Enhanced Loan Master Fund LP (Cayman) [Contract]

NGC Enhanced Loan Offshore Fund LP (Cayman) [Contract]

NGC Enhanced Loan Fund LP (Delaware) [Contract]

AIC Credit Opportunities Partners Fund II UGP, LLC (Delaware) [100%]

AIC Credit Opportunities Partners Fund II GP, L.P. (Delaware) [100%]

AIC Credit Opportunities Partners Master Fund II, LP (Cayman) [Contract]

AIC COP Investments LLC (Cayman) [Contract]

AIC COP Facility 2, LLC (Delaware) [Contract]

AIC Credit Opportunities Partners Fund II (Offshore), L.P. (Cayman) [Contract]

AIC Credit Opportunities Partners Fund II, L.P. (Delaware) [Contract]

AIC Credit Opportunities Partners Fund II-A, L.P. (Delaware) [Contract]

AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P. (Cayman) [Contract]

Nassau Global Credit LLC (Delaware) [100%]

NGC CLO Manager LLC (Delaware) [100%]

NGC Management LLC (Delaware) [100%]

Nassau Private Credit LLC (Delaware) [100%]

Nassau Private Credit GP LLC (Delaware) [100%]

Nassau Private Credit Onshore Fund LP (Delaware) [Contract]

Nassau Private Credit Master Fund LP (Cayman) [Contract]

Nassau Private Credit Offshore Fund LP (Cayman) [Contract]

NPC Tactical Opportunities Fund LP (Delaware) [Contract]

BSL Corporate Credit Opportunities 1 LP (Delaware) [Contract]

NPC SGP LLC (Delaware) [100%]

Nassau NGC Blocker (UK) Ltd. (Cayman) [100%]

NGC Management (UK) Ltd. (Great Britain) [100%]

Nassau Global Credit (UK) LLP (Delaware) [99%1]

NPC Diversified Income GP LLC (Delaware) [100%]

NPC Diversified Income Ratings Passthrough Feeder Fund LP (Delaware) [Contract]

NPC Diversified Income Fund LP (Delaware) [Contract]

NPC Diversified Income Master Fund LP (Cayman) [Contract]

NPC Diversified Income Offshore Fund LP (Cayman) [Contract]

Nassau Alternative Investments LLC (Delaware) [100%]

NAMCO Services LLC (Delaware) [100%]

Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]

Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]

The Nassau Companies (Delaware) [100%]

Nassau Life and Annuity Company (Connecticut) [100%]

Nassau Life and Annuity Company ABS C-I LLC (Connecticut) [100%]

Nassau Life and Annuity Company ABS D-I LLC (Connecticut) [100%]

Lynbrook Re, Inc. (Vermont) [100%]

Nassau Life Insurance Company of Kansas (Kansas) [100%]

Nassau Distribution Holdings II LLC (Delaware) [100%]

NSRE Saybrus Holdings, LLC (Delaware) [100%]

Sunrise Re, Inc. (Vermont) [100%]

Nassau Re/Imagine LLC (Delaware) [100%]

Nassau Employee Co-Invest Fund II LLC (Delaware) [50.20%]

The Nassau Companies of New York (Delaware) [100%]

Nassau CLO SPV-I LLC (Delaware) [56%2]

Nassau CLO SPV-II LLC (Delaware) [54.34%3]

Nassau Life Insurance Company (New York) [100%]

[1]	NCC Management (UK) Ltd. owns 1%
[2]	Current and former employees of The Nassau Companies of New York and its affiliates own 40.25%.
[3]	Current and former employees of The Nassau Companies of New York and its affiliates own 42.88%.

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B; First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter

Stephen Anderson	President and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	Chief Compliance Officer

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 30th day of April, 2024.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
(Registrant)

By: /s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1993, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 333-239739 on April 30, 2024.

Signature	Title

/s/ Phillip J. Gass *Phillip J. Gass	President, Chief Executive Officer and Director

/s/ Kostas Cheliotis Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

/s/ Thomas M. Buckingham *Thomas M. Buckingham	Vice President and Chief Growth Officer, and Director

/s/ Christine Janofsky *Christine Janofsky	Vice President, Chief Financial Officer & Treasurer

/s/ Gary France *Gary France	Vice President and Chief Accounting Officer

/s/ Leanne M. Bell *Leanne M. Bell	Director

/s/ Kevin J. Gregson *Kevin J. Gregson	Director

/s/ Leland C. Launer *Leland C. Launer	Director

/s/ Thomas A. Williams *Thomas A. Williams	Director

By:	/s/ Kostas Cheliotis
Kostas Cheliotis
*As Attorney-in-Fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

Exhibit Number	Description

(n)	Consents of Independent Registered Public Accounting Firm

(s)(3)	Power of attorney for Gary France